                                                                    Exhibit 10.2


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                         RECEIVABLES PURCHASE AGREEMENT

                          dated as of November 2, 2000


                                     among

                           IMCO FUNDING CORPORATION,
                                 as the Seller


                             IMCO RECYCLING INC.,
                                as the Servicer


                       MARKET STREET FUNDING CORPORATION,
                                  as the Issuer

                                      and

                        PNC BANK, NATIONAL ASSOCIATION,
                             as the Administrator

================================================================================

                                                  Receivables Purchase Agreement

     THIS RECEIVABLES PURCHASE AGREEMENT (the "Agreement"), dated as of
                                               ---------
November 2, 2000, among IMCO FUNDING CORPORATION, a Delaware corporation, as the seller (the "Seller"), IMCO RECYCLING INC., a Delaware corporation ("IMCO"), as
             ------                                                  ----
initial servicer (in such capacity, together with its successors and permitted assigns in such capacity, the "Servicer"), MARKET STREET FUNDING CORPORATION, a
                               --------
Delaware corporation (together with its successors and permitted assigns, the "Issuer"), and PNC BANK, NATIONAL ASSOCIATION, a national banking association
 ------
("PNC"), as administrator (in such capacity, together with its successors and
  ---
assigns in such capacity, the "Administrator").
                               -------------

                                  DEFINITIONS
                                  -----------

     Unless otherwise indicated herein, capitalized terms used in this Agreement are defined in Exhibit I to this Agreement. All references herein to months are to calendar months unless otherwise expressly indicated.

                                  BACKGROUND:
                                  ----------

     The Seller desires to sell, transfer and assign an undivided variable percentage interest in a pool of receivables, and the Issuer desires to acquire such undivided variable percentage interest, as such percentage interest shall be adjusted from time to time based upon, in part, reinvestment payments that are made by the Issuer.

     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:

                                   ARTICLE 1
                      AMOUNTS AND TERMS OF THE PURCHASES

     SECTION 1.1 Purchase Facility. (a) On the terms and conditions hereinafter set forth, the Issuer hereby agrees to purchase, and make reinvestments of, undivided percentage ownership interests with regard to the Purchased Interest from the Seller from time to time from the date hereof to the Facility Termination Date. Under no circumstances shall the Issuer make any such purchase or reinvestment if, after giving effect to such purchase or reinvestment, the aggregate outstanding Capital of the Purchased Interest would exceed the Purchase Limit.

          (b) The Seller may, upon at least 60 days' prior written notice to the Administrator, terminate the purchase facility provided in this Section in whole or, upon at least 30 days' written notice to the Administrator, from time to time, irrevocably reduce in part the unused portion of the Purchase Limit; provided that each partial reduction shall be in the amount of at least
--------
$5,000,000 or an integral multiple of $1,000,000 in excess thereof, and that, unless terminated in whole, the Purchase Limit shall in no event be reduced below $20,000,000.

     SECTION 1.2  Making Purchases. (a) Each purchase (but not reinvestment) of
                  ----------------
undivided percentage ownership interests with regard to the Purchased Interest hereunder shall be made upon the Seller's irrevocable written notice in the form of Annex B delivered to the
                                                       -------
Administrator in accordance with Section 5.2 (which notice must be received by
                                 -----------
the Administrator before 1:00 p.m., New York City time) at least two Business Days before the requested purchase date, which notice shall specify: (i) the amount requested to be paid to the Seller (such amount, which shall not be less than $1,000,000 and shall be in integral multiples of $100,000, being the Capital relating to the undivided percentage ownership interest then being purchased), (ii) the date of such purchase (which shall be a Business Day), and
(iii) the pro forma calculation of the Purchased Interest after giving effect to the increase in Capital.

          (b) On the date of each purchase (but not reinvestment) of undivided percentage ownership interests with regard to the Purchased Interest hereunder, the Issuer shall, upon satisfaction of the applicable conditions set forth in
Exhibit II, make available to the Seller in same day funds, at Chase Manhattan
----------
Bank, account # 08500216028, ABA # 113000609, Ref. IMCO Funding Corporation, an amount equal to the Capital relating to the undivided percentage ownership interest then being purchased.

          (c)  Effective on the date of each purchase pursuant to this
Section and each reinvestment pursuant to Section 1.4, the Seller hereby sells
                                          -----------
and assigns to the Issuer an undivided percentage ownership interest in: (i) each Pool Receivable then existing, (ii) all Related Security with respect to such Pool Receivables, and (iii) all Collections with respect to, and other proceeds of, such Pool Receivables and Related Security.

          (d)  To secure all of the Seller's obligations (monetary or otherwise) under this Agreement and the other Transaction Documents to which it is a party, whether now or hereafter existing or arising, due or to become due, direct or indirect, absolute or contingent, the Seller hereby grants to the Issuer a security interest in all of the Seller's right, title and interest (including any undivided interest of the Seller) in, to and under all of the following, whether now or hereafter owned, existing or arising: (i) all Pool Receivables, (ii) all Related Security with respect to such Pool Receivables,
(iii) all Collections with respect to such Pool Receivables, (iv) the Lock-Box Accounts and all amounts on deposit therein, and all certificates and instruments, if any, from time to time evidencing such Lock-Box Accounts and amounts on deposit therein, (v) all books and records of each Receivable, and all Transaction Documents to which the Seller is a party, together with all rights (but not obligations) of the Seller, (vi) all proceeds of, and all amounts received or receivable under any or all of, the foregoing (collectively, the "Pool Assets"). The Issuer shall have, with respect to the Pool Assets, and
     -----------
in addition to all the other rights and remedies available to the Issuer, all the rights and remedies of a secured party under any applicable UCC.

   SECTION 1.3 Purchased Interest Computation. The Purchased Interest shall be
               ------------------------------
initially computed on the date of the initial purchase hereunder. Thereafter, until the Facility Termination Date, the Purchased Interest shall be automatically recomputed (or deemed to be recomputed) on each Business Day other than a Termination Day. The Purchased Interest as computed (or deemed recomputed) as of the day before the Facility Termination Date shall thereafter remain constant. The Purchased Interest shall become zero when the Capital thereof and Discount thereon shall have been paid in full, all the amounts owed by the Seller and the Servicer hereunder to the Issuer, the

                                       2          Receivables Purchase Agreement

Administrator and any other Indemnified Party or Affected Person are paid in full, and the Servicer shall have received the accrued Servicing Fee thereon.

     SECTION 1.4  Settlement Procedures. (a) The collection of the Pool
                  ---------------------
Receivables shall be administered by the Servicer in accordance with this Agreement. The Seller shall provide to the Servicer on a timely basis all information needed for such administration, including notice of the occurrence of any Termination Day and current computations of the Purchased Interest.

          (b) The Servicer shall, on each day on which Collections of Pool Receivables are received (or deemed received) by the Seller or the Servicer:

          (i) set aside and hold in trust (and shall, at the request of the Administrator, segregate in a separate account approved by the Administrator if, at the time of such request, there exists an Unmatured Termination Event or a Termination Event or if the failure to so segregate reasonably could be expected to cause a Material Adverse Effect), first, an
                                                                       -----
     amount equal to the Discount accrued through such day for each Portion of Capital and not previously set aside, second, an amount equal to the fees
                                           ------
     set forth in the Fee Letter accrued and unpaid through such day, and third,
                                                                          -----
     to the extent funds are available therefor, an amount equal to the Servicing Fee accrued through such day and not previously set aside;

          (ii)    Subject to Section 1.4(f), if such day is not a Termination
                             -------------
     Day, then, remit to the Seller, on behalf of the Issuer, the remainder of the Issuer's Share of such Collections and such remainder will be automatically reinvested in additional Receivables; provided, however, that after giving effect to such reinvestment, the Purchased Interest shall not exceed 100%;

          (iii) if such day is a Termination Day, set aside, segregate and hold in trust (and shall, at the request of the Administrator, segregate in a separate account approved by the Administrator) for the Issuer the entire remainder of the Collections; provided, that if amounts are set aside and
                                   --------
     held in trust on any Termination Day of the type described in clause (a) of the definition of "Termination Day" and, thereafter, the conditions set forth in Section 2 of Exhibit II are satisfied or waived by the
                           ----------
     Administrator, such previously set-aside amounts shall be reinvested in accordance with clause (ii) on the day of such subsequent satisfaction or
                     ----------
     waiver of conditions; and

          (iv)    release to the Seller (subject to Section 1.4(f)) for its own
                                                    --------------
     account any Collections in excess of: (x) amounts required to be reinvested in accordance with clause (ii) or the proviso to clause (iii) plus (y) the
                        ----------                    -----------
     amounts that are required to be set aside pursuant to clause (i), the
                                                           ---------
      proviso to clause (ii) and clause (iii) plus (z) the Seller's Share of the
                 -----------     -----------
     Servicing Fee accrued and unpaid through such day and all reasonable and appropriate out-of-pocket costs and expenses of the Servicer for servicing, collecting and administering the Pool Receivables.

                                       3          Receivables Purchase Agreement

          (c)     The Servicer shall deposit into the Administration Account
(or such other account designated by the Administrator), on each Monthly Settlement Date, Collections held for the Issuer pursuant to clause (b)(i) or
                                                             ------------
(f) plus the amount of Collections then held for the Issuer pursuant to clauses
    ----                                                                -------
(b)(ii) and (iii) of Section 1.4, provided that if IMCO or an Affiliate thereof
------       ---     -----------  --------
is the Servicer, such day is not a Termination Day and the Administrator has not notified IMCO (or such Affiliate) that such right is revoked, IMCO (or such Affiliate) may retain the portion of the Collections set aside pursuant to clause (b)(i) that represents the Issuer's Share of the Servicing Fee. On the
------------
last day of each Settlement Period, the Administrator will notify the Servicer by facsimile of the amount of Discount accrued with respect to each Portion of Capital during such Settlement Period or portion thereof.

          (d) On each Monthly Settlement Date, the Administrator shall cause funds on deposit in the account specified in Section 1.2(b) to be
                                                   -------------
distributed as follows:

          (i) if such distribution occurs on a day that is not a Termination Day and the Purchased Interest does not exceed 100%, first to the Issuer in
                                                          -----
     payment in full of all accrued Discount and fees (other than Servicing
     Fees) with respect to each Portion of Capital, and second, if the Servicer
                                                        ------
     has set aside amounts in respect of the Servicing Fee pursuant to clause
                                                                       ------
     (b)(i) and has not retained such amounts pursuant to clause (c), to the
     -----                                                ---------
     Servicer (payable in arrears on each Monthly Settlement Date) in payment in full of the Issuer's Share of accrued Servicing Fees so set aside;

          (ii) if such distribution occurs on a Termination Day or on a day when the Purchased Interest exceeds 100%, first to the Issuer in payment in
                                               -----
     full of all accrued Discount with respect to each Portion of Capital, second to the Issuer in payment in full of Capital (or, if such day is not
     ------
     a Termination Day, the amount necessary to reduce the Purchased Interest to 100%), third, to the Servicer in payment in full of all accrued and unpaid
            -----
     Servicing Fees, fourth, if the Capital and accrued Discount with respect to
                     ------
     each Portion of Capital have been reduced to zero, and all accrued Servicing Fees payable to the Servicer have been paid in full, to the Issuer, the Administrator and any other Indemnified Party or Affected Person in payment in full of any other amounts owed thereto by the Seller hereunder.

After the Capital, Discount, fees payable pursuant to the Fee Letter and Servicing Fees with respect to the Purchased Interest, and any other amounts payable by the Seller and the Servicer to the Issuer, the Administrator or any other Indemnified Party or Affected Person hereunder, have been paid in full, all additional Collections with respect to the Purchased Interest shall be paid to the Seller for its own account.

          (e)     for the purposes of this Section 1.4:
                                           -----------

          (i) if on any day the Outstanding Balance of any Pool Receivable is reduced or adjusted as a result of any defective, rejected, returned, repossessed or foreclosed goods or services, or any revision, cancellation, allowance, discount or other adjustment made by the

                                       4          Receivables Purchase Agreement

     Seller or any Affiliate of the Seller, or any setoff or dispute between the Seller or any Affiliate of the Seller and an Obligor, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in the amount of such reduction or adjustment;

          (ii)     if on any day any of the representations or warranties in
     Section 1(g) or (n) of Exhibit III is not true with respect to any Pool
     -----------      -     -----------
     Receivable, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in full;

          (iii)    except as provided in clause (i) or (ii), or as otherwise
                                         ---------      --
     required by applicable law or the relevant Contract, all Collections received from an Obligor of any Receivable shall be applied to the Receivables of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable, unless such Obligor designates in writing its payment for application to specific Receivables; and

          (iv) if and to the extent the Administrator or the Issuer shall be required for any reason to pay over to an Obligor (or any trustee, receiver, custodian or similar official in any Insolvency Proceeding) any amount received by it hereunder, such amount shall be deemed not to have been so received by the Administrator or the Issuer but rather to have been retained by the Seller and, accordingly, the Administrator or the Issuer, as the case may be, shall have a claim against the Seller for such amount, payable when and to the extent that any distribution from or on behalf of such Obligor is made in respect thereof.

          (f) If at any time the Seller shall wish to cause the reduction of Capital or a portion thereof (but not to commence the liquidation, or reduction to zero, of the entire Capital of the Purchased Interest), the Seller may do so as follows:

          (i) the Seller shall give the Administrator and the Servicer written notice in the form of Annex C at least two Business Days prior to
                                   -------
     the date of such reduction for any reduction of Capital less than or equal to $20,000,000 and (B) at least five Business Days prior to the date of such reduction for any reduction of Capital greater than $20,000,000; and

          (ii) on the proposed date of such reduction, (A) the Seller shall remit to the Administration Account cash and instructions to apply such cash to the reduction of such Capital and Discount to accrue (until such cash can be used to pay Notes) with respect to such Capital, and to pay all costs related to such Capital reduction, or (B) at the election of the Seller, on the proposed date of commencement of such reduction and on each day thereafter, the Servicer shall cause Collections with respect to such Portion of Capital not to be reinvested until the amount thereof not so reinvested shall equal the desired amount of reduction and the Servicer shall hold such Collections in trust for the Purchasers, for payment to the Administrator on the last day of the current Settlement Period relating to such Portion of Capital (as specified by the Seller), and the applicable Portion of Capital shall be deemed reduced in the amount to be paid to the Agent only when in fact finally so paid;

                                       5          Receivables Purchase Agreement
provided that the amount of any such reduction shall be not less than $1,000,000
--------
and shall be an integral multiple of $100,000, and the entire Capital of the Purchased Interest after giving effect to such reduction shall be not less than $20,000,000 and shall be in an integral multiple of $100,000.

     SECTION 1.5 Fees. The Seller shall pay to the Administrator certain fees in
                 ----
the amounts and on the dates set forth in a fee letter, dated the date hereof, among IMCO, the Seller and the Administrator (as such letter agreement may be amended, supplemented or otherwise modified from time to time, the "Fee
                                                                    ---
Letter").
------

     SECTION 1.6 Payments and Computations, Etc. (a) All amounts to be paid or
                 ------------------------------
deposited by the Seller or the Servicer hereunder shall be made without reduction for offset or counterclaim and shall be paid or deposited no later than 1:00 p.m. (New York City time) on the day when due in same day funds to the Administration Account. All amounts received after 1:00 p.m. (New York City time) will be deemed to have been received on the next Business Day.

          (b) The Seller or the Servicer, as the case may be, shall, to the extent permitted by law, pay interest on any amount not paid or deposited by the Seller or the Servicer, as the case may be, when due hereunder, at an interest rate equal to 2.0% per annum above the Base Rate, payable on demand.

          (c) The Seller or the Servicer, as the case may be, shall, during the existence of a Termination Event, pay interest on the outstanding amount of the Capital at an interest rate equal to 2.0% per annum above the Base Rate, payable on demand.

          (d)    All computations of interest under clause (b) and all
                                                    ---------
computations of Discount, fees and other amounts hereunder shall be made on the basis of a year of 360 (or 365 or 366, as applicable, with respect to Discount or other amounts calculated by reference to the Base Rate) days for the actual number of days elapsed. Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next Business Day and such extension of time shall be included in the computation of such payment or deposit.

     SECTION 1.7 Increased Costs. (a) If the Administrator, the Issuer, any
                 ---------------
Purchaser, any other Program Support Provider or any of their respective Affiliates (each an "Affected Person") reasonably determines that the existence
                     ---------------
of or compliance with: (i) any law or regulation or any change therein or in the interpretation or application thereof, in each case adopted, issued or occurring after the date hereof, or (ii) any request, guideline or directive from any central bank or other Governmental Authority (whether or not having the force of law) issued or occurring after the date of this Agreement, affects the amount of capital required or expected to be maintained by such Affected Person, and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to make purchases of (or otherwise to maintain the investment in) Pool Receivables related to this Agreement or any related liquidity facility, credit enhancement facility and other commitments of the same type, then, upon demand by such Affected Person (with a copy to the Administrator), the Seller shall promptly pay to the Administrator, for

                                       6          Receivables Purchase Agreement
the account of such Affected Person, from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such commitments. A certificate as to such amounts submitted to the Seller and the Administrator by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

          (b) If, due to either: (i) the introduction of or any change in or in the interpretation of any law or regulation or (ii) compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Affected Person of agreeing to purchase or purchasing, or maintaining the ownership of, the Purchased Interest in respect of which Discount is computed by reference to the Euro-Rate, then, upon demand by such Affected Person, the Seller shall promptly pay to such Affected Person, from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person for such increased costs. A certificate as to such amounts submitted to the Seller and the Administrator by such Affected Person shall be conclusive and binding for all purposes, absent manifest error.

          (c) If such increased costs affect the related Affected Person's portfolio of financing transactions, such Affected Person shall use reasonable averaging and attribution methods to allocate such increased costs to the transactions contemplated by this Agreement.

     SECTION 1.8 Requirements of Law. If any Affected Person reasonably
                 -------------------
determines that the existence of or compliance with: (a) any law or regulation or any change therein or in the interpretation or application thereof, in each case adopted, issued or occurring after the date hereof, or (b) any request, guideline or directive from any central bank or other Governmental Authority (whether or not having the force of law) issued or occurring after the date of this Agreement:

          (i) does or shall subject such Affected Person to any tax of any kind whatsoever with respect to this Agreement, any increase in the Purchased Interest or in the amount of Capital relating thereto, or does or shall change the basis of taxation of payments to such Affected Person on account of Collections, Discount or any other amounts payable hereunder (excluding taxes imposed on the overall pre-tax net income of such Affected Person, and franchise taxes imposed on such Affected Person, by the jurisdiction under the laws of which such Affected Person is organized or a political subdivision thereof),

          (ii) does or shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, purchases, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Affected Person that are not otherwise included in the determination of the Euro-Rate or the Base Rate hereunder, or

          (iii) does or shall impose on such Affected Person any other expense or liability with respect to the transactions contemplated by this Agreement,

                                       7          Receivables Purchase Agreement
and the result of any of the foregoing is: (A) to increase the cost to such Affected Person of acting as Administrator, or of agreeing to purchase or purchasing or maintaining the ownership of undivided percentage ownership interests with regard to the Purchased Interest (or interests therein) or any Portion of Capital, or (B) to reduce any amount receivable hereunder (whether directly or indirectly), then, in any such case, upon demand by such Affected Person, the Seller shall promptly pay to such Affected Person additional amounts necessary to compensate such Affected Person for such additional cost or reduced amount receivable. All such amounts shall be payable as incurred. A certificate from such Affected Person to the Seller and the Administrator certifying, in reasonably specific detail, the basis for, calculation of, and amount of such additional costs or reduced amount receivable shall be conclusive and binding for all purposes, absent manifest error; provided, however, that no Affected
                                         --------  -------
Person shall be required to disclose any confidential or tax planning information in any such certificate.

     SECTION 1.9 Inability to Determine Euro-Rate. (a) If the Administrator
                 --------------------------------
determines before the first day of any Settlement Period (which determination shall be final and conclusive) that, by reason of circumstances affecting the interbank eurodollar market generally, deposits in dollars (in the relevant amounts for such Settlement Period) are not being offered to banks in the interbank eurodollar market for such Settlement Period, or adequate means do not exist for ascertaining the Euro-Rate for such Settlement Period, then the Administrator shall give notice thereof to the Seller. Thereafter, until the Administrator notifies the Seller that the circumstances giving rise to such suspension no longer exist, (a) no Portion of Capital shall be funded at the Alternate Rate determined by reference to the Euro-Rate and (b) the Discount for any outstanding Portions of Capital then funded at the Alternate Rate determined by reference to the Euro-Rate shall, on the last day of the then current Settlement Period, be converted to the Alternate Rate determined by reference to the Base Rate.

          (b) If, on or before the first day of any Settlement Period, the Administrator shall have been notified by any Purchaser that such Purchaser has determined (which determination shall be final and conclusive) that, any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Purchaser with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for such Purchaser to fund or maintain any Portion of Capital at the Alternate Rate and based upon the Euro-Rate, the Administrator shall notify the Seller thereof. Upon receipt of such notice, until the Administrator notifies the Seller that the circumstances giving rise to such determination no longer apply, (a) no Portion of Capital shall be funded at the Alternate Rate determined by reference to the Euro-Rate and (b) the Discount for any outstanding Portions of Capital then funded at the Alternate Rate determined by reference to the Euro-Rate shall be converted to the Alternate Rate determined by reference to the Base Rate either (i) on the last day of the then current Settlement Period if such Purchaser may lawfully continue to maintain such Portion of Capital at the Alternate Rate determined by reference to the Euro-Rate to such day, or (ii) immediately, if such Purchaser may not lawfully continue to maintain such Portion of Capital at the Alternate Rate determined by reference to the Euro-Rate to such day.

                                       8          Receivables Purchase Agreement

                                  ARTICLE II
                  REPRESENTATIONS AND WARRANTIES; COVENANTS;
                              TERMINATION EVENTS

     SECTION 2.1 Representations and Warranties; Covenants. Each of the Seller,
                 -----------------------------------------
IMCO and the Servicer hereby makes the representations and warranties, and hereby agrees to perform and observe the covenants, applicable to it set forth in Exhibits III and IV respectively.
   ------------     --

     SECTION 2.2 Termination Events. If any of the Termination Events set forth
                 ------------------
in Exhibit V shall occur, the Administrator may, by notice to the Seller,
   ---------
declare the Facility Termination Date to have occurred (in which case the Facility Termination Date shall be deemed to have occurred); provided that
                                                             --------
automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in paragraph (f) of Exhibit
                                                                       -------
V, the Facility Termination Date shall occur. Upon any such declaration,
-
occurrence or deemed occurrence of the Facility Termination Date, the Issuer and the Administrator shall have, in addition to the rights and remedies that they may have under this Agreement, all other rights and remedies provided after default under the New York UCC and under other applicable law, which rights and remedies shall be cumulative.

                                  ARTICLE III
                                INDEMNIFICATION

     SECTION 3.1 Indemnities by the Seller. Without limiting any other rights
                 -------------------------
that the Administrator, the Issuer, any Program Support Provider or any of their respective Affiliates, employees, officers, directors, agents, counsel, successors, transferees or assigns (each, an "Indemnified Party") may have hereunder or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, damages, expenses, costs, losses and liabilities (including Attorney Costs) (all of the foregoing being collectively referred to as "Indemnified Amounts") arising out of or resulting from this Agreement (whether directly or indirectly), the use of proceeds of purchases or reinvestments, the ownership of the Purchased Interest, or any interest therein, or in respect of any Receivable, Related Security or Contract, excluding, however: (a) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party or its officers, directors, agents or counsel, (b) recourse (except as otherwise specifically provided in this Agreement) for Receivables, or (c) any overall net income taxes or franchise taxes imposed on such Indemnified Party by the jurisdiction under the laws of which such Indemnified Party is organized or any political subdivision thereof. Without limiting or being limited by the foregoing, and subject to the exclusions set forth in the preceding sentence, the Seller shall pay on demand (which demand shall be accompanied by documentation of the Indemnified Amounts, in reasonable detail) to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

          (a) the failure of any Receivable included in the calculation of the Net Receivables Pool Balance as an Eligible Receivable to be an Eligible Receivable, the failure of any

                                       9          Receivables Purchase Agreement
information contained in an Information Package to be true and correct, or the failure of any other information provided to the Issuer or the Administrator with respect to Receivables or this Agreement to be true and correct,

          (b) the failure of any representation or warranty made or deemed made by the Seller (or any of its officers) under or in connection with this Agreement to have been true and correct as of the date made or deemed made in all material respects when made,

          (c) the failure by the Seller to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract, or the failure of any Pool Receivable or the related Contract to conform to any such applicable law, rule or regulation,

          (d) the failure to vest in the Issuer a valid and enforceable: (A) perfected undivided percentage ownership interest, to the extent of the Purchased Interest, in the Receivables in, or purporting to be in, the Receivables Pool and the other Pool Assets, or (B) first priority perfected security interest in the Pool Assets, in each case, free and clear of any Adverse Claim,

          (e) the failure to have filed, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables in, or purporting to be in, the Receivables Pool and the other Pool Assets, whether at the time of any purchase or reinvestment or at any subsequent time,

          (f) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool (including a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the goods or services related to such Receivable or the furnishing or failure to furnish such goods or services or relating to collection activities with respect to such Receivable (if such collection activities were performed by the Seller or any of its Affiliates acting as Servicer or by any agent or independent contractor retained by the Seller or any of its Affiliates),

          (g) any failure of the Seller (or any of its Affiliates acting as the Servicer) to perform its duties or obligations in accordance with the provisions hereof or under the Contracts,

          (h) any products liability or other claim, investigation, litigation or proceeding arising out of or in connection with merchandise, insurance or services that are the subject of any Contract,

          (i)  the commingling of Collections at any time with other funds,

          (j)  the use of proceeds of purchases or reinvestments, or

                                      10          Receivables Purchase Agreement

          (k) any reduction in Capital as a result of the distribution of Collections pursuant to Section 1.4(d), if all or a portion of such
                        -------------
distributions shall thereafter be rescinded or otherwise must be returned for any reason.

     SECTION 3.2 Indemnities by the Servicer. Without limiting any other rights
                 ---------------------------
that the Administrator, the Issuer or any other Indemnified Party may have hereunder or under applicable law, the Servicer hereby agrees to indemnify each Indemnified Party from and against any and all Indemnified Amounts arising out of or resulting from (whether directly or indirectly): (a) the failure of any information contained in an Information Package to be true and correct, or the failure of any other information provided to the Issuer or the Administrator by, or on behalf of, the Servicer to be true and correct, (b) the failure of any representation, warranty or statement made or deemed made by the Servicer (or any of its officers) under or in connection with this Agreement to have been true and correct as of the date made or deemed made in all respects when made,
(c) the failure by the Servicer to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract, (d) any dispute, claim, offset or defense of the Obligor to the payment of any Receivable in, or purporting to be in, the Receivables Pool resulting from or related to the collection activities with respect to such Receivable, or (e) any failure of the Servicer to perform its duties or obligations in accordance with the provisions hereof.

                                  ARTICLE IV
                        ADMINISTRATION AND COLLECTIONS

     SECTION 4.1 Appointment of the Servicer. (a) The servicing, administering
                 ---------------------------
and collection of the Pool Receivables shall be conducted by the Person so designated from time to time as the Servicer in accordance with this Section. Until the Administrator gives notice to IMCO (in accordance with this Section) of the designation of a new Servicer, IMCO is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer pursuant to the terms hereof. Upon the occurrence of a Termination Event (but not prior thereto), the Administrator may designate as Servicer any Person (including itself) to succeed IMCO or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof.

          (b) Upon the designation of a successor Servicer as set forth in clause (a), IMCO agrees that it will terminate its activities as Servicer
---------
hereunder in a manner that the Administrator determines will facilitate the transition of the performance of such activities to the new Servicer, and IMCO shall cooperate with and assist such new Servicer. Such cooperation shall include access to and transfer of related records and use by the new Servicer of all licenses, hardware or software necessary or desirable to collect the Pool Receivables and the Related Security.

          (c) IMCO acknowledges that, in making their decision to execute and deliver this Agreement, the Administrator and the Issuer have relied on IMCO's agreement to act as Servicer hereunder. Accordingly, IMCO agrees that it will not voluntarily resign as Servicer.

                                      11          Receivables Purchase Agreement

          (d) The Servicer may delegate its duties and obligations hereunder to any subservicer (each a "Sub-Servicer"); provided, that, in each such
                         ------------    --------
delegation: (i) such Sub-Servicer shall agree in writing to perform the duties and obligations of the Servicer pursuant to the terms hereof, (ii) the Servicer shall remain primarily liable for the performance of the duties and obligations so delegated, (iii) the Seller, the Administrator and the Issuer shall have the right to look solely to the Servicer for performance, and (iv) the terms of any agreement with any Sub-Servicer shall provide that the Administrator may terminate such agreement upon the termination of the Servicer hereunder by giving notice of its desire to terminate such agreement to the Servicer (and the Servicer shall provide appropriate notice to each such Sub-Servicer); provided,
                                                                      --------
however, that if any such delegation is to any Person other than an Originator,
-------
the Administrator shall have consented in writing in advance to such delegation.

     SECTION 4.2  Duties of the Servicer. (a) The Servicer shall take or cause
                  ----------------------
to be taken all such action as may be necessary or advisable to administer and collect each Pool Receivable from time to time, all in accordance with this Agreement and all applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policies. The Servicer shall set aside, for the accounts of the Seller and the Issuer, the amount of the Collections to which each is entitled in accordance with Article
                                                                       -------
I. The Servicer may, in accordance with the applicable Credit and Collection
-
Policies, extend the maturity of any Pool Receivable (but not beyond 30 days) and extend the maturity or adjust the Outstanding Balance of any Defaulted Receivable as the Servicer may determine to be appropriate to maximize Collections thereof; provided, however, that: (i) such extension or adjustment
                     --------  -------
shall not alter the status of such Pool Receivable as a Delinquent Receivable or a Defaulted Receivable or limit the rights of the Issuer or the Administrator under this Agreement and (ii) if a Termination Event has occurred and IMCO or an Affiliate thereof is serving as the Servicer, IMCO or such Affiliate may make such extension or adjustment only upon the prior approval of the Administrator. The Seller shall deliver to the Servicer and the Servicer shall hold for the benefit of the Seller and the Administrator (individually and for the benefit of the Issuer), in accordance with their respective interests, all records and documents (including computer tapes or disks) with respect to each Pool Receivable. Notwithstanding anything to the contrary contained herein, the Administrator may direct the Servicer (whether the Servicer is IMCO or any other Person) to commence or settle any legal action to enforce collection of any Pool Receivable or to foreclose upon or repossess any Related Security, provided that
                                                                   --------
no such direction may be given unless a Termination Event or an Unmatured Termination Event has occurred and is continuing.

          (b) The Servicer shall, as soon as practicable following actual receipt of collected funds, turn over to the Seller the collections of any indebtedness that is not a Pool Receivable, less, if IMCO or an Affiliate thereof is not the Servicer, all reasonable and appropriate out-of-pocket costs and expenses of such Servicer of servicing, collecting and administering such collections. The Servicer, if other than IMCO or an Affiliate thereof, shall, as soon as practicable upon demand, deliver to the Seller all records in its possession that evidence or relate to any indebtedness that is not a Pool Receivable, and copies of records in its possession that evidence or relate to any indebtedness that is a Pool Receivable.

                                                  Receivables Purchase Agreement

          (c) The Servicer's obligations hereunder shall terminate on the later of: (i) the Facility Termination Date and (ii) the date on which all amounts required to be paid to the Issuer, the Administrator and any other Indemnified Party or Affected Person hereunder shall have been paid in full.

After such termination, if IMCO or an Affiliate thereof was not the Servicer on the date of such termination, the Servicer shall promptly deliver to the Seller all books, records and related materials that the Seller previously provided to the Servicer, or that have been obtained by the Servicer, in connection with this Agreement.

     SECTION 4.3 Lock-Box Arrangements. On or prior to the initial purchase
                 ---------------------
hereunder, the Seller shall enter into Lock-Box Agreements with all of the Lock-Box Banks and deliver original counterparts thereof to the Administrator. Upon the occurrence of a Termination Event, the Administrator may at any time thereafter give notice to each Lock-Box Bank that the Administrator is exercising its rights under the Lock-Box Agreements to do any or all of the following: (a) to have the exclusive ownership and control of the Lock-Box Accounts transferred to the Administrator and to exercise exclusive dominion and control over the funds deposited therein, (b) to have the proceeds that are sent to the respective Lock-Box Accounts redirected pursuant to the Administrator's instructions rather than deposited in the applicable Lock-Box Account, and (c) to take any or all other actions permitted under the applicable Lock-Box Agreement. The Seller hereby agrees that if the Administrator at any time takes any action set forth in the preceding sentence, the Administrator shall have exclusive control of the proceeds (including Collections) of all Pool Receivables and the Seller hereby further agrees to take any other action that the Administrator may reasonably request to transfer such control. Any proceeds of Pool Receivables received by the Seller or the Servicer thereafter shall be sent immediately to the Administrator. The parties hereto hereby acknowledge that if at any time the Administrator takes control of any Lock-Box Account, the Administrator shall not have any rights to the funds therein in excess of the unpaid amounts due to the Administrator, the Issuer or any other Person hereunder, and the Administrator shall promptly distribute or cause to be distributed such funds in accordance with Section 4.2(b) and Article I (in each
                                          -------------      ---------
case as if such funds were held by the Servicer thereunder). The Seller hereby agrees to take all actions necessary to ensure that all Lock-Box Accounts are maintained in the name of the Servicer.

     SECTION 4.4 Enforcement Rights. (a) At any time following the occurrence
                 ------------------
of a Termination Event:

          (i) the Administrator may direct the Obligors that payment of all amounts payable under any Pool Receivable is to be made directly to the Administrator or its designee,

          (ii) the Administrator may instruct the Seller or the Servicer to give notice of the Issuer's interest in Pool Receivables to each Obligor, which notice shall direct that payments be made directly to the Administrator or its designee, and the Seller or the Servicer, as the case may be, shall give such notice at the expense of the Seller or the Servicer, as the case

                                                  Receivables Purchase Agreement
         may be; provided that if the Seller or the Servicer, as the case may
                 --------
         be, fails to so notify each Obligor, the Administrator (at the Seller's or the Servicer's, as the case may be, expense) may so notify the Obligors, and

               (iii) the Administrator may request the Servicer to, and upon such request the Servicer shall: (A) assemble all of the records necessary or desirable to collect the Pool Receivables and the Related Security, and transfer or license to a successor Servicer the use of all software necessary or desirable to collect the Pool Receivables and the Related Security, and make the same available to the Administrator or its designee at a place selected by the Administrator, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections in a manner acceptable to the Administrator and, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to the Administrator or its designee.

               (b) The Seller hereby authorizes the Administrator, and irrevocably appoints the Administrator as its attorney-in-fact with full power of substitution and with full authority in the place and stead of the Seller, which appointment is coupled with an interest, to take any and all steps in the name of the Seller and on behalf of the Seller necessary or desirable, in the determination of the Administrator, to collect any and all amounts or portions thereof due under any and all Pool Assets, including endorsing the name of the Seller on checks and other instruments representing Collections and enforcing such Pool Assets. The Administrator hereby agrees that it shall not exercise such power or authority unless a Termination Event or an Unmatured Termination Event has occurred and is continuing. Notwithstanding anything to the contrary contained in this subsection, none of the powers conferred upon such attorney-in-fact pursuant to the preceding sentence shall subject such attorney-in-fact to any liability if any action taken by it shall prove to be inadequate or invalid, nor shall they confer any obligations upon such attorney-in-fact in any manner whatsoever.

         SECTION 4.5  Responsibilities of the Seller. (a) Anything herein to the
                      ------------------------------
contrary notwithstanding, the Seller shall: (i) perform all of its obligations, if any, under the Contracts related to the Pool Receivables to the same extent as if interests in such Pool Receivables had not been transferred hereunder, and the exercise by the Administrator or the Issuer of their respective rights hereunder shall not relieve the Seller from such obligations, and (ii) pay when due any taxes, including any sales taxes payable in connection with the Pool Receivables and their creation and satisfaction. The Administrator and the Issuer shall not have any obligation or liability with respect to any Pool Asset, nor shall either of them be obligated to perform any of the obligations of the Seller, IMCO or an Originator thereunder.

               (b) IMCO hereby irrevocably agrees that if at any time it shall cease to be the Servicer hereunder, it shall act (if the then-current Servicer so requests) as the data-processing agent of the Servicer and, in such capacity, IMCO shall conduct the data-processing functions of the administration of the Receivables and the Collections thereon in substantially the same way that IMCO conducted such data-processing functions while it acted as the Servicer.

                                                  Receivables Purchase Agreement

     SECTION 4.6 Servicing Fee. (a) Subject to clause (b), the Servicer shall be
                 -------------                 ----------
paid a fee equal to 0.50% per annum (the "Servicing Fee Rate") of the daily
                          ---------       ------------------
average aggregate Outstanding Balance of the Pool Receivables. The Issuer's Share of such fee shall be paid through the distributions contemplated by
Section 1.4(d), and the Seller's Share of such fee shall be paid by the Seller
--------------
on each Monthly Settlement Date.

          (b) If the Servicer ceases to be IMCO or an Affiliate thereof, the servicing fee shall be the greater of: (i) the amount calculated pursuant to clause (a), and (ii) an alternative amount specified by the successor Servicer
----------
not to exceed 110% of the aggregate reasonable costs and expenses incurred by such successor Servicer in connection with the performance of its obligations as Servicer.

                                   ARTICLE V
                                 MISCELLANEOUS

     SECTION 5.1 Amendments, Etc. No amendment or waiver of any provision of
                 ---------------
this Agreement or any other Transaction Document, or consent to any departure by the Seller or the Servicer therefrom, shall be effective unless in a writing signed by the Administrator, and, in the case of any amendment, by the other parties thereto; and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Issuer or the Administrator to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

     SECTION 5.2 Notices, Etc. All notices and other communications hereunder
                 ------------
shall, unless otherwise stated herein, be in writing (which shall include facsimile communication) and be sent or delivered to each party hereto at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when sent (and shall be followed by hard copy sent by first class mail), and notices and communications sent by other means shall be effective when received.

     SECTION 5.3 Assignability. (a) This Agreement and the Issuer's rights and
                 -------------
obligations herein (including ownership of the Purchased Interest or an interest therein) shall be assignable, in whole or in part, by the Issuer and its successors and assigns with the prior written consent of the Seller; provided,
                                                                     --------
however, that such consent shall not be unreasonably withheld; and provided
-------                                                            --------
further, that no such consent shall be required if the assignment is made to
-------
PNC, any Affiliate of PNC (other than a director or officer of PNC), any Purchaser or other Program Support Provider or any Person that is: (i) in the business of issuing Notes and (ii) controlled or administered by PNC or any Affiliate of PNC (other than a director or officer of PNC). Each assignor may, in connection with the assignment, disclose to the applicable assignee (that shall have agreed to be bound by Section 5.6) any information relating to the
                                 -----------
Servicer, the Seller or the Pool Receivables furnished to such assignor by or on behalf of the Servicer, the Seller, the Issuer or the Administrator. The Administrator shall give prior written notice of any assignment of the Issuer's rights and obligations

                                                  Receivables Purchase Agreement

(including ownership of the Purchased Interest to any Person other than a Program Support Provider).

          (b) The Issuer may at any time grant to one or more banks or other institutions (each a "Purchaser") party to the Liquidity Agreement, or to any
                      ---------
other Program Support Provider, participating interests in the Purchased Interest. In the event of any such grant by the Issuer of a participating interest to a Purchaser or other Program Support Provider, the Issuer shall remain responsible for the performance of its obligations hereunder. The Seller agrees that each Purchaser or other Program Support Provider shall be entitled to the benefits of Sections 1.7 and 1.8.
                   ------------     ---

          (c) This Agreement and the rights and obligations of the Administrator hereunder shall be assignable, in whole or in part, by the Administrator and its successors and assigns; provided, that unless: (i) such assignment is to an Affiliate of PNC, (ii) it becomes unlawful for PNC to serve as the Administrator or (iii) a Termination Event exists, the Seller has consented to such assignment, which consent shall not be unreasonably withheld or delayed.

          (d) Except as provided in Section 4.1(d), none of the Seller, IMCO or
                                    --------------
the Servicer may assign its rights or delegate its obligations hereunder or any interest herein without the prior written consent of the Administrator.

          (e) Without limiting any other rights that may be available under applicable law, the rights of the Issuer may be enforced through it or by its agents.

     SECTION 5.4 Costs, Expenses and Taxes. (a) In addition to the rights of
                 -------------------------
indemnification granted under Section 3.1, the Seller agrees to pay on demand
                              -----------
(which demand shall be accompanied by documentation thereof in reasonable detail) all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic internal audits by the Administrator of Pool Receivables) of this Agreement, the other Transaction Documents and the other documents and agreements to be delivered hereunder (and all reasonable costs and expenses in connection with any amendment, waiver or modification of any thereof), including: (i) Attorney Costs for the Administrator, the Issuer and their respective Affiliates and agents with respect thereto and with respect to advising the Administrator, the Issuer and their respective Affiliates and agents as to their rights and remedies under this Agreement and the other Transaction Documents, and (ii) all reasonable costs and expenses (including Attorney Costs), if any, of the Administrator, the Issuer and their respective Affiliates and successors and permitted assigns in connection with the enforcement of this Agreement and the other Transaction Documents.

          (b) In addition, the Seller shall pay on demand any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

                                                  Receivables Purchase Agreement

     SECTION 5.5 No Proceedings; Limitation on Payments. Each of the Seller,
                 --------------------------------------
IMCO, the Servicer, the Administrator, each assignee of the Purchased Interest or any interest therein, and each Person that enters into a commitment to purchase the Purchased Interest or interests therein, hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after the latest maturing Note issued by the Issuer is paid in full. The provision of this
Section 5.5 shall survive any termination of this Agreement.
-----------

     SECTION Confidentiality. Unless otherwise required by applicable law or the
             ---------------
terms of any material credit agreement to which the Seller is a party, each of the Seller and the Servicer agrees to maintain the confidentiality of this Agreement and the other Transaction Documents (and all drafts thereof) in communications with third parties and otherwise; provided, that this Agreement may be disclosed to: (a) third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Administrator, and (b) the Seller's legal counsel and auditors if they agree to hold it confidential. Unless otherwise required by applicable law, each of the Administrator and the Issuer agrees to maintain the confidentiality of non-public financial information regarding IMCO and its Subsidiaries and Affiliates; provided, that such information may be disclosed\
                             --------
to: (i) third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to IMCO, (ii) legal counsel and auditors of the Issuer or the Administrator if they agree to hold it confidential, (iii) the rating agencies rating the Notes to the extent such information relates to the Receivables Pool or the transactions contemplated by this Agreement, or if not so related, upon obtaining the prior consent of IMCO (such consent not to be unreasonably withheld), (iv) any Program Support Provider or potential Program Support Provider (if they agree to hold it confidential) to the extent such information relates to the Receivables Pool or the transactions contemplated by this Agreement, or if not so related, upon obtaining the prior consent of IMCO (such consent not to be unreasonably withheld), (v) any placement agent placing the Notes and (vi) any regulatory authorities having jurisdiction over PNC, the Issuer, any Program Support Provider or any Purchaser.

     SECTION 5.7 GOVERNING LAW AND JURISDICTION. (a) THIS AGREEMENT SHALL BE
                 ------------------------------
DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF A SECURITY INTEREST OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF

                                                  Receivables Purchase Agreement

THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

     SECTION 5.8  Execution in Counterparts. This Agreement may be executed in
                  -------------------------
any number of counterparts, each of which, when so executed, shall be deemed to be an original, and all of which, when taken together, shall constitute one and the same agreement.

     SECTION 5.9  Survival of Termination. The provisions of Sections 1.7, 1.8,
                  -----------------------                    ------------  ---
3.1, 3.2, 5.4, 5.5, 5.6, 5.7, 5.10 and 5.13 shall survive any termination of
---  ---  ---  ---  ---  ---  ----     ----
this Agreement.

     SECTION 5.10 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO WAIVES THEIR
                  --------------------
RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE. EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING THAT SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.

     SECTION 5.11 Entire Agreement. This Agreement and the other Transaction
                  -----------------
Documents embody the entire agreement and understanding between the parties hereto, and supersede all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof, except for any prior arrangements made with respect to the payment by the Issuer of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Seller, the Servicer and the Administrator.

     SECTION 5.12 Headings. The captions and headings of this Agreement and any
                  --------
Exhibit, Schedule or Annex hereto are for convenience of reference only and shall not affect the interpretation hereof or thereof.

                                                  Receivables Purchase Agreement

     SECTION 5.13 Issuer's Liabilities. The obligations of the Issuer under the
                  --------------------
Transaction Documents are solely the corporate obligations of the Issuer. No recourse shall be had for any obligation or claim arising out of or based upon any Transaction Document against any stockholder, employee, officer, director or incorporator of the Issuer; provided, however, that this Section shall not relieve any such Person of any liability it might otherwise have for its own gross negligence or willful misconduct.

                           [Signature Pages Follow]

                                                  Receivables Purchase Agreement

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  IMCO FUNDING CORPORATION, as the Seller



                                  By:__________________________________
                                     Name:  James B.  Walburg
                                     Title: President

                                  Address: 5215 North O'Connor Blvd.
                                           Suite 1500
                                           Irving, Texas 75039

                                  Attention: Jeffrey S. Mecom
                                  Telephone:   (972) 401-7200
                                  Facsimile:   (972) 401-7342

                                  IMCO RECYCLING INC., as the Servicer



                                  By:___________________________________
                                     Name:  James B.  Walburg
                                     Title: Senior Vice President

                                  Address: 5215 North O'Connor Blvd.
                                           Suite 1500
                                           Irving, Texas 75039

                                  Attention: Jeffrey S. Mecom
                                  Telephone:  (972) 401-7200
                                  Facsimile:  (972) 401-7342

                                                  Receivables Purchase Agreement

                                     MARKET STREET FUNDING CORPORATION, as
                                     the Issuer


                                     By:__________________________________
                                        Name:
                                        Title:

                                     Address: c/o AMACAR Group, LLC
                                              6525 Morrison Boulevard, Suite 318
                                              Charlotte, North Carolina  28211
                                     Attention: Douglas K. Johnson
                                     Telephone:  (704) 365-0569
                                     Facsimile: (704) 365-1362

                                     With a copy to:

                                     PNC Bank, National Association
                                     Address:   One PNC Plaza
                                                249 Fifth Avenue
                                                Pittsburgh, PA 15222-2707
                                     Attention: John Smathers
                                     Telephone:  (412) 762-6440
                                     Facsimile: (412) 762-9184

                                     PNC BANK, NATIONAL ASSOCIATION, as
                                     Administrator

                                     By:________________________________
                                        Name:
                                        Title:

                                     Address:   One PNC Plaza
                                                249 Fifth Avenue
                                                Pittsburgh, PA  15222-2707
                                     Attention: John Smathers
                                     Telephone:  (412) 762-6440
                                     Facsimile:  (412) 762-9184

                                                  Receivables Purchase Agreement

                                      S-2